Exhibit 99.1

                         CERTIFICATION PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                          18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Oriental Automotive Parts Development (China) Co., Ltd. (the "Company") on Form 10-QSB for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hongwei Zhang, Chief Executive Officer and President of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to my knowledge:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Hongwei Zhang
-------------------
Hongwei Zhang
Chief Financial Officer

August 15, 2003